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                                                                    Exhibit 10.3

                                 PROMISSORY NOTE
                          ADJUSTABLE RATE MORTGAGE LOAN

Date of Note:      February 29, 2000
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Amount of Note:    Eight Million and 00/100 Dollars ($8,000,000.00)
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Maturity Date:     February 28, 2010
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Interest Rate:
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         The "Interest Rate" shall be the Prime Rate of the Lender, as defined herein, charged by the Lender, computed daily for the actual number of days elapsed over a year of 360 days. For purposes hereof, Prime Rate shall mean the rate charged by Lender as its "Prime Rate", computed daily for the actual number of days elapsed over a year of 360 days. Prime Rate is that percentage rate of interest which is announced by Lender from time to time as its Prime Rate, which is in effect until a new rate is announced and which provides a base to which loan rates may be referenced; it is not necessarily the Lender's lowest loan rate. In the event of a change in such Prime Rate, the interest rate hereunder shall be adjusted accordingly, and such adjustment shall become effective on the date such Prime Rate changes.

Amortization Period:
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         The "Amortization Period" shall equal twenty (20) years.

Principal and Interest Monthly Payment:
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         Commencing on April 1, 2000 and on the first Business Day, as defined herein, of each calendar month thereafter during the term hereof, principal payments shall be due and payable in the amount of Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33) each. Commencing on April 1, 2000 and on the first Business Day of each calendar month thereafter during the term hereof, Borrower shall make interest payments to Lender as accrued and as determined in accordance with the Interest Rate provided above. Business Day shall mean any day of the year on which banks are not required or authorized to close in Cincinnati, Ohio.

         FOR VALUE RECEIVED, the undersigned ("Borrower") does hereby covenant and promise to pay to the order of THE PROVIDENT BANK, an Ohio banking corporation, or its successors or assigns, at its principal office located at One East Fourth Street, Cincinnati, Ohio, 45202 ("Lender"), or at such other place as the Lender may designate to Borrower in writing from time to time, in legal tender of the United States, the Amount of Note, together with interest at the Interest Rate on the
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Amount of Note until this Note is paid in full. Borrower shall pay a late payment premium of five percent (5%) of any principal or interest payment made more than ten (10) days after the due date which shall be due with any such late payment.

         All payments of principal and interest made hereunder by Borrower shall be applied monthly, first to the payment of sums advanced by the Lender, if any, as provided in this Note, the Open-End Mortgage dated of even date herewith granted by Borrower to Lender ("Mortgage") or in any other document executed as collateral security for the Note ("Loan Documents"); second, to interest which became due previously; third, to interest which became due for the month for which payment is being made; fourth, to the payment of late charges provided herein; and the balance to principal, until the full amount of principal and interest has been paid, or until the unpaid balance of this Note matures, if sooner.

         Upon each monthly determination of the Interest Rate and in accordance with Lender's normal billing process, the Lender will mail a statement to the Borrower at the address then listed for Borrower on the Lender's records. Such statement will provide notice that the Interest Rate has changed, the effective date of such change, the revised amount of the Borrower's Principal and Interest Monthly Payment as determined in accordance with the adjusted Interest Rate which will continue to include a monthly principal payment of Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33) per month, and will contain such other information as may be required by law or which the Lender may elect to provide to Borrower. Borrower promises to pay to Lender such revised Principal and Interest Monthly Payment as determined in accordance with the terms hereof.

         Unless sooner paid, the outstanding principal balance and all accrued interest remaining due hereunder shall be payable on the Maturity Date.

         This Note is secured by the Mortgage and the other Loan Documents which Mortgage and other Loan Documents specify various defaults (each, a "Default") upon the happening of which all sums owing on this Note may, at the Lender's option, be declared immediately due and payable without demand or notice.

         During the continuance of a Default, the Amount of Note outstanding shall bear interest at four percent (4%) per annum in excess of the Interest Rate in effect from time to time, each change in such rate to be effective as of the date of such change ("Default Rate").

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon the occurrence of a Default, Borrower agrees to pay, in addition to the principal, premium and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees and expenses.
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         All parties to this Note, whether Borrower, principal, surety, guarantor or endorser, hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note or any endorsement or guaranty of this Note, except as provided in the Mortgage or the Guaranty, and consent to all forbearance or waiver of any term hereof or release or discharge by the holder hereof of any of the Borrower, guarantors, endorsers or sureties or the release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the holder or any other indulgence shown by the holder from time to time, in one or more instances (without notice to or further assent from the Borrower, guarantors, endorsers or sureties) and the Borrower, guarantors, endorsers or sureties agree that no such action, failure to act or failure to exercise any right or remedy on the part of the holder shall in any way affect or impair the obligations of the Borrower hereunder or of any guarantors, endorsers or sureties or be construed as a waiver by the holder of or otherwise affect any of the holder's rights under this Note, under any endorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note.

         This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any change or modification is sought.

         Anything herein to the contrary notwithstanding, the obligations of Borrower under this Note, the Mortgage or other Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender limiting the maximum rate of interest that may be charged or collected by the Lender.

         The Borrower shall have the right to prepay all, or any part, of the Amount of Note outstanding and all accrued interest thereon without premium or penalty. Any partial prepayments of principal shall be applied against installments of principal due hereunder in the inverse order of maturity.

         This Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Ohio.

         Remainder of page intentionally left blank. Signature page follows.
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         AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO EXTEND CREDIT TO
BORROWER, THE BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM THE INDEBTEDNESS OR TRANSACTIONS INVOLVING THE LENDER AND THE BORROWER.

         IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the day and year first above written.

                                     BORROWER:

                                     DURAMED PHARMACEUTICALS, INC.
                                     a Delaware corporation

                                     By: /s/ Timothy J. Holt
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                                     Name:   Timothy J. Holt
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                                     Title:  Senior Vice President
                                             Finance & Administration
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